77Q1(d)(1)
Amended and Restated Master Distribution and Individual Shareholder
Services Plan (C Class), effective as of March 1, 2010 (filed electronically as Exhibit (m) (1) to Post-Effective Amendment
No. 50 to the Registration Statement of American Century World
Mutual Funds, Inc. on February 9, 2010, File No. 33-39242 and
incorporated herein by reference).

77Q1(d)(2)
Amended and Restated Master Distribution and Individual Shareholder
Services Plan (A Class), effective as of March 1, 2010 (filed electronically as Exhibit (m) (2) to Post-Effective Amendment
No. 50 to the Registration Statement of American Century World
Mutual Funds, Inc. on February 9, 2010, File No. 33-39242 and
incorporated herein by reference).

77Q1(d)(3)
Amended and Restated Master Distribution and Individual Shareholder
Services Plan (R Class), effective as of March 1, 2010 (filed electronically as Exhibit (m) (4) to Post-Effective Amendment
No. 50 to the Registration Statement of American Century World
Mutual Funds, Inc. on February 9, 2010, File No. 33-39242 and
incorporated herein by reference).

77Q1(d)(4)
Amended and Restated Multiple Class Plan of American Century Capital
Portfolios, Inc., effective as of March 1, 2010 (filed electronically as Exhibit (n) to Post-Effective Amendment No. 50 to the Registration
Statement of American Century World Mutual Funds, Inc. on February 9,
2010, File No. 33-39242 and incorporated herein by reference).